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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of LNR Property Corporation on Form S-8 of our reports dated January 16, 2001, except for Note 18 as to which the date is February 26, 2001, appearing in and incorporated by reference in the Annual Report on Form 10-K of LNR Property Corporation for the year ended November 30, 2000.

DELOITTE & TOUCHE LLP

Miami, Florida
March 30, 2001